Exhibit 10.1
EXECUTION COPY

AMENDMENT NO. 1

Dated as of August 30, 2022 to
CREDIT AGREEMENT

Dated as of August 31, 2021

THIS AMENDMENT NO. 1 (this “Amendment”) is made as of August 30, 2022 by and among Universal Insurance Holdings, Inc., a Delaware corporation (the “Borrower”), the Lenders listed on the signature pages hereof and JPMorgan Chase Bank, N.A., as administrative agent for the Lenders (in such capacity, the “Administrative Agent’), under that certain Credit Agreement dated as of August 31, 2021 by and among the Borrower, the Lenders from time to time party thereto and the Administrative Agent (as amended, restated, supplemented or otherwise modified prior to the date hereof, the “Existing Credit Agreement” and as amended by this Amendment and as may be further, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”). Capitalized terms used herein and not otherwise defined herein shall have the respective meanings given to them in the Credit Agreement.

WHEREAS, the Maturity Date of the Existing Credit Agreement is August 30, 2022;

WHEREAS, the Borrower has requested that the Lenders and the Administrative Agent amend the Existing Credit Agreement to extend the Maturity Date; and

WHEREAS, the Lenders party hereto and the Administrative Agent have so agreed on the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree to enter into this Amendment.

1.Amendments to the Credit Agreement. Subject to the satisfaction of the conditions precedent set forth in Section 2 below, the parties hereto agree that the definition of “Maturity Date” set forth in Section 1.01 of the Existing Credit Agreement is hereby amended and restated to read in its entirety as follows:

“Maturity Date” means October 31, 2022.

2.Conditions of Effectiveness. The effectiveness of this Amendment is subject to the conditions precedent that the Administrative Agent shall have received (the date such condition is satisfied, the “Effective Date”) the following:

(a)counterparts of this Amendment duly executed by the Borrower, each Lender and the Administrative Agent; and

(b)an officer’s certificate certifying authorizing resolutions of the Borrower, in form and substance satisfactory to the Administrative Agent.

3.Representations and Warranties of the Loan Parties. The Borrower hereby represents and warrants as follows:

(a)This Amendment and the Credit Agreement as modified hereby constitute legal, valid and binding obligations of the Borrower, enforceable in accordance with their respective terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

(b)As of the date hereof and immediately after giving effect to the terms of this Amendment, (i) no Default or Event of Default has occurred and is continuing and (ii) the representations and warranties of the Borrower set forth in the Credit Agreement are true and correct, except as otherwise expressly disclosed to the Administrative Agent on the date hereof.

4.Reference to and Effect on the Credit Agreement.

(a)Upon the effectiveness hereof, each reference to the Credit Agreement in the Credit Agreement or any other Loan Document shall mean and be a reference to the Credit Agreement as amended hereby.

(b)The Credit Agreement and all other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

(c)Except with respect to the subject matter hereof, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Administrative Agent or the Lenders, nor constitute a waiver of any provision of the Credit Agreement or any other Loan Documents.

(d)This Amendment is a Loan Document.

5.Governing Law. This Amendment shall be construed in accordance with and governed by the law of the State of New York.

6.Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

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7.Counterparts. This Amendment may be executed by one or more of the parties hereto on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this Agreement by facsimile, emailed pdf. or any other electronic means that reproduces an image of the actual executed signature page shall be effective as delivery of a manually executed counterpart of this Agreement. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to this Agreement and/or any document to be signed in connection with this Agreement and the transactions contemplated hereby shall be deemed to include Electronic Signatures (as defined below), deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be. As used herein, “Electronic Signatures” means any electronic symbol or process attached to, or associated with, any contract or other record and adopted by a person with the intent to sign, authenticate or accept such contract or record.

[Signature Pages Follow]

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IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first above written.

UNIVERSAL INSURANCE HOLDINGS, INC.

By:	/s/ Frank C. Wilcox
Name:	Frank C. Wilcox
Title:	Chief Financial Officer

Signature Page to Amendment No. 1 to Credit Agreement

JPMORGAN CHASE BANK, N.A.,
individually as a Lender, as the Issuing Bank and as
Administrative Agent
By:	/s/ Milena Kolev
Name:	Milena Kolev
Title:	VP

Signature Page to Amendment No. 1 to Credit Agreement